                                                                    EXHIBIT 99.5

CASE NAME:     KEVCO COMPONENTS, INC.                              ACCRUAL BASIS

CASE NUMBER:   401-40790-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2001
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------         -------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                    SEPTEMBER 24, 2001
---------------------------------------         -------------------------------
Printed Name of Responsible Party                            Date


PREPARER:

/s/ Dennis S. Faulkner                                ACCOUNTANT FOR DEBTOR
---------------------------------------         -------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                     SEPTEMBER 24, 2001
---------------------------------------         -------------------------------
Printed Name of Preparer                                     Date

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:   401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                         SCHEDULED               MONTH
ASSETS                                                    AMOUNT                 JUL-01       MONTH     MONTH
------                                                  -----------            -----------    -----     -----
1.     Unrestricted Cash                                        134                  5,668
2.     Restricted Cash
3.     Total Cash                                               134                  5,668
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses
8.     Other (Attach List)                                        0                      0
9.     Total Current Assets                                     134                  5,668
10.    Property, Plant & Equipment
11.    Less: Accumulated Depreciation/Depletion
12.    Net Property, Plant & Equipment                            0                      0
13.    Due From Insiders
14.    Other Assets - Net of Amortization (Attach List)           0                      0
15.    Other (Attach List)                               27,217,768             27,217,768
16.    Total Assets                                      27,217,902             27,223,436

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                               0
23.    Total Post Petition Liabilities                                                   0

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                           75,885,064             15,071,491
25.    Priority Debt
26.    Unsecured Debt
27.    Other (Attach List)                              157,389,954            157,396,888
28.    Total Pre Petition Liabilities                   233,275,018            172,468,379
29.    Total Liabilities                                233,275,018            172,468,379

EQUITY

30.    Pre Petition Owners' Equity                                            (206,057,116)
31.    Post Petition Cumulative Profit Or (Loss)                                    (1,502)
32.    Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                 60,813,675
33.    Total Equity                                                           (145,244,943)
34.    Total Liabilities and Equity                                             27,223,436

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                      SUPPLEMENT TO

CASE NUMBER:   401-40790-BJH-11                          ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                SCHEDULED               MONTH
ASSETS                                           AMOUNT                 JUL-01       MONTH     MONTH
------                                         -----------            -----------    -----     -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                             0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                  0                0

A.      Investment In Subsidiaries              27,217,768       27,217,768
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                   27,217,768       27,217,768

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                    0

PRE PETITION LIABILITIES

A.      Intercompany Payables (FOOTNOTE)        28,889,954       28,896,888
B.      10 3/8 % Senior Sub. Notes             105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes             23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                         157,389,954      157,396,888

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:   401-40790-BJH-11


INCOME STATEMENT

                                                  MONTH                                            QUARTER
REVENUES                                          JUL-01             MONTH       MONTH              TOTAL
--------                                          ------             -----       -----             -------
1.    Gross Revenues                                                                                     0
2.    Less: Returns & Discounts                                                                          0
3.    Net Revenue                                      0                                                 0

COST OF GOODS SOLD

4.    Material                                                                                           0
5.    Direct Labor                                                                                       0
6.    Direct Overhead                                                                                    0
7.    Total Cost Of Goods Sold                         0                                                 0
8.    Gross Profit                                     0                                                 0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                     0
10.   Selling & Marketing                                                                                0
11.   General & Administrative                       102                                               102
12.   Rent & Lease                                                                                       0
13.   Other (Attach List)                              0                                                 0
14.   Total Operating Expenses                       102                                               102
15.   Income Before Non-Operating
      Income & Expense                              (102)                                             (102)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                                    0
17.   Non-Operating Expense (Att List)                                                                   0
18.   Interest Expense                                                                                   0
19.   Depreciation / Depletion                                                                           0
20.   Amortization                                                                                       0
21.   Other (Attach List)                                                                                0
22.   Net Other Income & Expenses                      0                                                 0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                  0
24.   U.S. Trustee Fees                                                                                  0
25.   Other (Attach List)                                                                                0
26.   Total Reorganization Expenses                    0                                                 0
27.   Income Tax                                                                                         0
28.   Net Profit (Loss)                             (102)                                             (102)

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 3

CASE NUMBER:   401-40790-BJH-11

CASH RECEIPTS AND                                 MONTH                                            QUARTER
DISBURSEMENTS                                     JUL-01             MONTH       MONTH              TOTAL
-----------------                                 ------             -----       -----             -------
1.    Cash - Beginning Of Month                             SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                         0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                       0
4.    Post Petition                                                                                      0
5.    Total Operating Receipts                         0                 0           0                   0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                                     0
7.    Sale of Assets                                                                                     0
8.    Other (Attach List)                                                                                0
9.    Total Non-Operating Receipts                     0                 0           0                   0
10.   Total Receipts                                   0                 0           0                   0
11.   Total Cash Available                             0                 0           0                   0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                        0
13.   Payroll Taxes Paid                                                                                 0
14.   Sales, Use & Other Taxes Paid                                                                      0
15.   Secured / Rental / Leases                                                                          0
16.   Utilities                                                                                          0
17.   Insurance                                                                                          0
18.   Inventory Purchases                                                                                0
19.   Vehicle Expenses                                                                                   0
20.   Travel                                                                                             0
21.   Entertainment                                                                                      0
22.   Repairs & Maintenance                                                                              0
23.   Supplies                                                                                           0
24.   Advertising                                                                                        0
25.   Other (Attach List)                                                                                0
26.   Total Operating Disbursements                    0                 0           0                   0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                  0
28.   U.S. Trustee Fees                                                                                  0
29.   Other (Attach List)                                                                                0
30.   Total Reorganization Expenses                    0                 0           0                   0
31.   Total Disbursements                              0                 0           0                   0
32.   Net Cash Flow                                    0                 0           0                   0
33.   Cash - End of Month                              0                 0           0                   0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.         SUPPLEMENT TO ACCRUAL BASIS -3
                                              JULY, 2001
CASE NUMBER:   401-40790-BJH-11               CASH RECEIPTS AND DISBURSEMENTS

                                             DIST LP     MFG         MGMT      HOLDING    COMP    KEVCO INC     TOTAL
                                             -------   --------   ----------   -------   ------   ---------   ----------
 1     CASH-BEGINNING OF MONTH                    --      3,739    5,395,155     4,631    5,668       1,000    5,410,193

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                                 --         --                                                       --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                               --         --                                                       --
 4     POST PETITION                          47,759         --                                                   47,759
 5     TOTAL OPERATING RECEIPTS               47,759         --           --        --       --          --       47,759

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                      --                                                       --
 7     SALE OF ASSETS                        482,442     55,779       68,000                                     606,221
 8     OTHER                                      --     50,449       95,885        --       --          --      146,334
       INTERCOMPANY TRANSFERS                 88,194    121,941     (210,135)       --       --                       --
              SALE EXPENSE REIMBURSEMENT
              LIFE INSURANCE CASH VALUE
              RENT
              PAYROLL TAX ADVANCE RETURNED                            43,264
              MISC.                                                   43,707                 --
              INTEREST INCOME                                          8,914

 9     TOTAL NON OPERATING RECEIPTS          570,636    228,169      (46,250)       --       --          --      752,555
10     TOTAL RECEIPTS                        618,395    228,169      (46,250)       --       --          --      800,314

11     CASH AVAILABLE                        618,395    231,908    5,348,905     4,631    5,668       1,000    6,210,507

   OPERATING DISBURSEMENTS
12     NET PAYROLL                           342,427      9,430      282,924                                     634,781
13     PAYROLL TAXES PAID                                    --      238,878                                     238,878
14     SALES, USE & OTHER TAXES PAID                         --                                                       --
15     SECURED/RENTAL/LEASES                  15,069      3,223       40,094                                      58,386
16     UTILITIES                              67,481      3,641       13,097                                      84,219
17     INSURANCE                                             --      137,376                                     137,376
18     INVENTORY PURCHASES                                   --                                                       --
19     VEHICLE EXPENSE                                       --                                                       --
20     TRAVEL                                  4,264         --                                                    4,264
21     ENTERTAINMENT                                         --                                                       --
22     REPAIRS & MAINTENANCE                   2,954         74        5,492                                       8,520
23     SUPPLIES                                3,873         --       30,637                                      34,510
24     ADVERTISING                                                                                                    --
25     OTHER                                 182,327     61,801      183,730        --       --          --      427,858
           LOAN PAYMENTS                      55,779                                                              55,779
              FREIGHT                         14,204      3,126                                                   17,330
              CONTRACT LABOR                     846         --       45,359                                      46,205
              401 K PAYMENTS                                 --                                                       --
              PAYROLL TAX ADVANCE ADP                                                                                 --
              WAGE GARNISHMENTS                                        1,761                                       1,761
              MISC.                          167,277      2,896      136,610                                     306,783

26     TOTAL OPERATING DISBURSEMENTS         618,395     78,169      932,228        --       --          --    1,628,792

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                     --      157,275                                     157,275
28     US TRUSTEE FEES                                       --                                                       --
29     OTHER                                                                                                          --
30     TOTAL REORGANIZATION EXPENSE               --         --      157,275        --       --          --      157,275
31     TOTAL DISBURSEMENTS                   618,395     78,169    1,089,503        --       --          --    1,786,067
32     NET CASH FLOW                              --    150,000   (1,135,753)       --       --          --     (985,753)
33     CASH-END OF MONTH                          --    153,739    4,259,402     4,631    5,668       1,000    4,424,440

CASE NAME:     KEVCO COMPONENTS, INC.                         ACCRUAL BASIS - 4

CASE NUMBER:   401-40790-BJH-11

                                                  SCHEDULED        MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT          JUL-01       MONTH      MONTH
-------------------------                         ---------        ------       -----      -----
1.    0 - 30
2.    31 - 60
3.    61 - 90
4.    91 +
5.    Total Accounts Receivable                           0             0           0          0
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net)                           0             0           0          0

AGING OF POST PETITION                                   MONTH:   JULY-01
TAXES AND PAYABLES                                             --------------

                                          0 - 30          31 - 60         61 - 90         91 +
TAXES PAYABLE                              DAYS            DAYS             DAYS          DAYS          TOTAL
-------------                             ------          -------         -------         ----          -----
1.    Federal                                                                                               0
2.    State                                                                                                 0
3.    Local                                                                                                 0
4.    Other (Attach List)                                                                                   0
5.    Total Taxes Payable                      0                0               0            0              0
6.    Accounts Payable                         0                                                            0

                                                         MONTH:   JULY-01
                                                               ----------------

STATUS OF POST PETITION TAXES

                                           BEGINNING TAX      AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                     LIABILITY*        AND/OR ACCRUED      (AMOUNT PAID)      LIABILITY
-------                                    -------------      ---------------     -------------      ----------
1.    Withholding **                                                                                          0
2.    FICA - Employee **                                                                                      0
3.    FICA - Employer **                                                                                      0
4.    Unemployment                                                                                            0
5.    Income                                                                                                  0
6.    Other (Attach List)                                                                                     0
7.    Total Federal Taxes                              0                    0                0                0

STATE AND LOCAL

8.    Withholding                                                                                             0
9.    Sales                                                                                                   0
10.   Excise                                                                                                  0
11.   Unemployment                                                                                            0
12.   Real Property                                                                                           0
13.   Personal Property                                                                                       0
14.   Other (Attach List)                                                                                     0
15.   Total State And Local                            0                    0                0                0
16.   Total Taxes                                      0                    0                0                0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:   401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:   JULY-01
                                                               ----------------

BANK RECONCILIATIONS                                Account # 1        Account # 2
--------------------                                -----------        -----------
A.    BANK:                                      PNC Bank Delaware                     Other Accounts
B.    ACCOUNT NUMBER:                               56-0359-4656                        (Attach Sheet)          TOTAL
C.    PURPOSE (TYPE):                               DIP Account
1.    Balance Per Bank Statement                              5,123                                             5,123
2.    Add: Total Deposits Not Credited                                                                             --
3.    Subtract: Outstanding Checks                                                                                 --
4.    Other Reconciling Items                                   545                                               545
5.    Month End Balance Per Books                             5,668                                --           5,668
6.    Number of Last Check Written                             1018

INVESTMENT ACCOUNTS

                                                      DATE OF          TYPE OF
BANK, ACCOUNT NAME & NUMBER                           PURCHASE        INSTRUMENT        PURCHASE PRICE     CURRENT VALUE
---------------------------                           --------        ----------        --------------     -------------
7.
8.
9.
10.   (Attach List)
11.   Total Investments                                                                              0                 0

CASH

12.   Currency On Hand                                                                                                 0
13.   Total Cash - End of Month                                                                                    5,668

This form     does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:     KEVCO COMPONENTS, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:   401-40790-BJH-11

                                                         MONTH:   JULY-01
                                                               ----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                         TYPE OF         AMOUNT          PAID TO
             NAME                        PAYMENT          PAID            DATE
             ----                        -------         ------          -------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Insiders                                                0                 0


                                 PROFESSIONALS

                              DATE OF
                            COURT ORDER                                       TOTAL       TOTAL
                            AUTHORIZING          AMOUNT         AMOUNT       PAID TO     INCURRED
             NAME             PAYMENT           APPROVED         PAID         DATE       & UNPAID*
             ----           -----------         --------        ------       -------     ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                    0             0             0             0

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                  SCHEDULED      AMOUNTS      TOTAL
                                   MONTHLY        PAID        UNPAID
                                   PAYMENTS       DURING       POST
            NAME OF CREDITOR         DUE          MONTH      PETITION
            ----------------      ---------      -------    -----------
1.    Bank of America                                  0     15,071,491
2.
3.
4.
5.    (Attach List)
6.    TOTAL                               0            0     15,071,491

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                         ACCRUAL BASIS - 7

CASE NUMBER:   401-40790-BJH-11

                                                             MONTH:  JULY-01
                                                                   ------------

QUESTIONNAIRE

                                                                                           YES            NO
                                                                                           ---            --
1.       Have any Assets been sold or transferred outside the normal course of
         business this reporting period?                                                                   X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                               X

3.       Are any Post Petition Receivables (accounts, notes, or loans) due from
         related parties?                                                                                  X

4.       Have any payments been made on Pre Petition Liabilities this reporting
         period?                                                                                           X

5.       Have any Post Petition Loans been received by the debtor from any
         party?                                                                                            X

6.       Are any Post Petition Payroll Taxes past due?                                                     X

7.       Are any Post Petition State or Federal Income Taxes past due?                                     X

8.       Are any Post Petition Real Estate Taxes past due?                                                 X

9.       Are any other Post Petition Taxes past due?                                                       X

10.      Are any amounts owed to Post Petition creditors delinquent?                                       X

11.      Have any Pre Petition Taxes been paid during the reporting period?                                X

12.      Are any wage payments past due?                                                                   X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                           YES            NO
                                                                                           ---            --
1.       Are Worker's Compensation, General Liability and other necessary
         insurance coverages in effect?                                                      X

2.       Are all premium payments paid current?                                              X

3.       Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

        TYPE OF POLICY                      CARRIER               PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
        --------------                      -------               --------------              --------------------------
General Liability                        Liberty Mutual            9/1/00-3/1/02              Semi-Annual        $64,657


This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO COMPONENTS, INC.                      FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40790-BJH-11                                ACCRUAL BASIS

                                                             MONTH:  JULY-01
                                                                   ------------


ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER          FOOTNOTE/EXPLANATION
-------        -----------          --------------------
1                   1               Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of Existing
3                   1               Forms and Records; (2) Authorizing Maintenance of Existing Corporate Bank
                                    Accounts and Cash Management System; and (3) Extending Time to Comply with 11
                                    U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key
                                    Bank deposit accounts are swept daily into Kevco's lead account number
                                    1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case No. 401-40788-BJH-11).
                                    Accordingly, all cash receipts and disbursements flow through Kevco Management's
                                    Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3. Debtor does maintain a small petty cash account that is included in the cash supplement schedule.

1                  27A              Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                                    401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                                    Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                                    401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case
                                    No. 401-40786-BJH-11), and DCM Delaware, Inc. (Case No. 401-40787-BJH-11).

1                  32               The direct charges to equity are due to the secured debt reductions pursuant to sales of Kevco Manufacturing L.P.'s operating divisions, the sale of the South
                                    Region of Kevco Distribution LP, as well as direct cash payments of $25 million
                                    (See Footnote 1,24). The secured debt owed to Bank of America by Kevco, Inc.
                                    (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See
                                    Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.